                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/     Preliminary Proxy Statement
/ /     Confidential, for Use of the Commission
        Only (as permitted by Rule 14a-6(e)(2))
/ /     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        The Hartford Mutual Funds, Inc.
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


        -----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required
/ /     Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         (5)  Total fee paid:
         -----------------------------------------------------------------------
         / / Fee paid previously with preliminary materials.
         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                          THE HARTFORD MUTUAL FUNDS, INC.
                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089

                       HARTFORD GLOBAL COMMUNICATIONS FUND
                     HARTFORD GLOBAL FINANCIAL SERVICES FUND
                           HARTFORD GLOBAL HEALTH FUND
                         HARTFORD GLOBAL TECHNOLOGY FUND
                    HARTFORD INTERNATIONAL SMALL COMPANY FUND
                HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                    HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                          HARTFORD GLOBAL LEADERS FUND
                               HARTFORD FOCUS FUND
                           HARTFORD SMALL COMPANY FUND
                       HARTFORD CAPITAL APPRECIATION FUND
                           HARTFORD MIDCAP VALUE FUND
                              HARTFORD MIDCAP FUND
                               HARTFORD STOCK FUND
                         HARTFORD GROWTH AND INCOME FUND
                               HARTFORD VALUE FUND
                        HARTFORD DIVIDEND AND GROWTH FUND
                             HARTFORD ADVISERS FUND
                            HARTFORD HIGH YIELD FUND
                       HARTFORD BOND INCOME STRATEGY FUND
                           HARTFORD MONEY MARKET FUND

                                                                   May [ ], 2002

Dear Shareholder:

         You are cordially invited to attend the Special Meeting of Shareholders (the "Meeting") of the Hartford Funds listed above (the "Funds"), each a series of The Hartford Mutual Funds, Inc., to be held on June [ ], 2002, at 10:00 a.m. Eastern time at the offices of Hartford Investment Financial Services, LLC at 200 Hopmeadow Street, Simsbury, Connecticut.

         At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. These matters include the election of members of the Board of Directors, and consideration of changes to, or the adoption or elimination of, fundamental investment policies of the Funds. The "Important Information" accompanying the proxy statement contains summary information which you might find helpful.

         Although the Board of Directors would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for this purpose.

         We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                                Sincerely yours,


                                                David M. Znamierowski
                                                President

--------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                              IMPORTANT INFORMATION

     We encourage you to read the enclosed proxy statement; we thought it would be helpful, however, to have brief answers to some questions.

Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING JOINT SPECIAL MEETING?

A. You are being asked to consider two matters. First, you will be asked to consider the election of directors of your mutual funds. Second, you will be asked to consider changes to, or the adoption or elimination of, fundamental investment policies of your funds. "Fundamental" investment policies are policies that cannot be changed or eliminated without shareholder approval.

Q.   WHO ARE BEING NOMINATED TO SERVE AS DIRECTORS?

A. There are nine nominees. Seven of the nominees currently serve as directors of your fund. The other two nominees serve as directors for other
Hartford-affiliated mutual funds. The proposed combination of boards of directors is expected to result in additional efficiencies and cost savings.

Q.   WHY ARE WE PROPOSING TO CHANGE THE FUNDS' FUNDAMENTAL POLICIES?

A. As is described in more detail in the accompanying proxy statement, many of the existing fundamental policies were adopted in response to regulatory, business, or industry requirements, or conditions that no longer prevail. In addition, small variations in the wording of similar restrictions among the whole family of Hartford funds makes the tasks of ensuring compliance with them difficult and expensive. We are proposing adopting and removing certain policies and bringing those that remain in line, wherever possible, with other fundamental policies in place, or expected to be put in place, by other Hartford funds.

Q.   DO WE EXPECT THE FUNDS' INVESTMENT APPROACHES TO CHANGE AS A RESULT?

A. No. These changes are being proposed to help streamline the compliance and regulatory processes, not in order to facilitate any expected change in investment strategy or approach by the Funds.

Q.   HAS THE FUNDS' BOARD OF DIRECTORS APPROVED THESE PROPOSALS?

A. Yes. Your Board of Directors has reviewed and approved each of the proposals on which you are being asked to vote. Your Board recommends that you vote in favor of each proposal.

Q.   WHEN SHOULD I VOTE?

A. Please vote as soon as possible. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or a firm authorized by The Hartford may be contacting you to urge you to vote on these important matters.

                        THE HARTFORD MUTUAL FUNDS, INC.

                       HARTFORD GLOBAL COMMUNICATIONS FUND
                     HARTFORD GLOBAL FINANCIAL SERVICES FUND
                           HARTFORD GLOBAL HEALTH FUND
                         HARTFORD GLOBAL TECHNOLOGY FUND
                    HARTFORD INTERNATIONAL SMALL COMPANY FUND
                HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                    HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                          HARTFORD GLOBAL LEADERS FUND
                               HARTFORD FOCUS FUND
                           HARTFORD SMALL COMPANY FUND
                       HARTFORD CAPITAL APPRECIATION FUND
                           HARTFORD MIDCAP VALUE FUND
                              HARTFORD MIDCAP FUND
                               HARTFORD STOCK FUND
                         HARTFORD GROWTH AND INCOME FUND
                               HARTFORD VALUE FUND
                        HARTFORD DIVIDEND AND GROWTH FUND
                             HARTFORD ADVISERS FUND
                            HARTFORD HIGH YIELD FUND
                       HARTFORD BOND INCOME STRATEGY FUND
                           HARTFORD MONEY MARKET FUND

                         ------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         ------------------------------


     A Special Meeting of Shareholders (the "Meeting") of the Hartford Funds listed above (each a "Fund," and collectively, the "Funds"), each a series of The Hartford Mutual Funds, Inc., will be held at the offices of Hartford Investment Financial Services, LLC at 200 Hopmeadow Street, Simsbury, Connecticut, on June [ ], 2002, at 10:00 a.m., Eastern time, for the following purposes:

I.   To elect a Board of Directors.

II. To consider proposals to adopt, revise or eliminate certain fundamental investment policies of the Funds. (To be considered separately by the applicable Funds, as described in the enclosed proxy statement.)

III. To consider and act upon such other matters as may properly come before the Meeting.

     Shareholders of record as of the close of business on May 7, 2002 are entitled to notice of and to vote at the Meeting.

                                        By order of the Board of Directors,
                                        Kevin J. Carr
                                        Secretary
May [  ], 2002

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                        THE HARTFORD MUTUAL FUNDS, INC.
                              200 HOPMEADOW STREET
                          SIMBSBURY, CONNECTICUT 06089

                       HARTFORD GLOBAL COMMUNICATIONS FUND
                     HARTFORD GLOBAL FINANCIAL SERVICES FUND
                           HARTFORD GLOBAL HEALTH FUND
                         HARTFORD GLOBAL TECHNOLOGY FUND
                    HARTFORD INTERNATIONAL SMALL COMPANY FUND
                HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                    HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                          HARTFORD GLOBAL LEADERS FUND
                               HARTFORD FOCUS FUND
                           HARTFORD SMALL COMPANY FUND
                       HARTFORD CAPITAL APPRECIATION FUND
                           HARTFORD MIDCAP VALUE FUND
                              HARTFORD MIDCAP FUND
                               HARTFORD STOCK FUND
                         HARTFORD GROWTH AND INCOME FUND
                               HARTFORD VALUE FUND
                        HARTFORD DIVIDEND AND GROWTH FUND
                             HARTFORD ADVISERS FUND
                            HARTFORD HIGH YIELD FUND
                       HARTFORD BOND INCOME STRATEGY FUND
                           HARTFORD MONEY MARKET FUND

                               -------------------

                                 PROXY STATEMENT

                               -------------------


     The enclosed proxy is solicited on behalf of the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company") for use at the Special Meeting of Shareholders (the "Meeting") of the Hartford Funds listed above, each a series of the Company (each a "Fund," and collectively, the "Funds"), to be held on June [ ], 2002, at 10:00 a.m. Eastern time, at the offices of Hartford Investment Financial Services, LLC ("HIFSCO") at 200 Hopmeadow Street, Simsbury, Connecticut and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record as of the close of business on May 7, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting or at any adjourned session. The Notice, the Proxy Statement, and the enclosed form of proxy are first being mailed or otherwise made available to shareholders on or about May [ ], 2002.

     If you own shares of more than one Fund, you should sign and return a proxy card for each Fund of which you are a shareholder; for example, if you own shares of the Hartford Focus Fund and the Hartford Stock Fund, you should sign and return the enclosed proxy cards for each of those Funds. A DIFFERENT PROXY CARD IS ENCLOSED FOR EACH FUND IN WHICH YOU ARE A SHAREHOLDER. YOU SHOULD SIGN AND RETURN EACH OF THE CARDS.

      Each share is entitled to one vote, with fractional shares voting proportionally. Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendations of the Board of Directors. You may revoke a proxy at any time before it is exercised, by sending or delivering a written revocation to the Secretary of the Company (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

      HIFSCO is the investment manager and the underwriter for each Fund. The address of HIFSCO is 200 Hopmeadow Street, Simsbury, Connecticut 06070. Hartford Investment Management Company ("HIMCO") is a sub-adviser to the Hartford High Yield Fund, the Hartford Bond Income Strategy Fund, and the Hartford Money Market Fund. HIMCO's address is 55 Farmington Avenue, Hartford, Connecticut 06105. Wellington Management Company LLP ("Wellington Management") is a sub-advisor to each of the remaining Funds. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

      The following table lists the outstanding shares for each Fund as of the Record Date:

                                     TABLE 1

         FUND                                                 SHARES OUTSTANDING

Hartford Advisers Fund
Hartford Bond Income Strategy Fund
Hartford Capital Appreciation Fund
Hartford Dividend and Growth Fund
Hartford Focus Fund
Hartford Global Communications Fund
Hartford Global Financial Services Fund
Hartford Global Health Fund
Hartford Global Leaders Fund
Hartford Global Technology Fund
Hartford Growth and Income Fund
Hartford High Yield Fund
Hartford International Capital Appreciation Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund
Hartford Midcap Fund
Hartford Midcap Value Fund
Hartford Money Market Fund
Hartford Small Company Fund
Hartford Stock Fund
Hartford Value Fund



      COPIES OF THE MOST RECENT ANNUAL REPORT ISSUED BY THE COMPANY INCLUDING INFORMATION ABOUT EACH FUND MAY BE OBTAINED WITHOUT CHARGE. FOR COPIES, PLEASE CALL THE COMPANY AT 1-888-843-7824 OR WRITE THE COMPANY AT P.O. BOX 64387, ST. PAUL, MINNESOTA 55164-0387.

SUMMARY OF PROPOSALS AND FUNDS AFFECTED

      The following table summarizes the voting on the proposals:

                                     TABLE 2


----------------------------------------------------------------------------------------------------------------------
                                           PROPOSAL                             SHAREHOLDERS ENTITLED TO VOTE
----------------------- ----------------------------------------------- ----------------------------------------------
Proposal I              Election of Directors                           Shareholders of each Fund, voting as a
                                                                        single class.
----------------------- ----------------------------------------------- ----------------------------------------------
Proposal II             A(i).  Proposal to revise the fundamental       Shareholders of each Fund voting separately
                        policy regarding the issuing of senior          by Fund.
                        securities.
----------------------- ----------------------------------------------- ----------------------------------------------
                        A(ii).  Proposal to revise the fundamental      Shareholders of each Fund voting separately
                        policy regarding the borrowing of money.        by Fund.
----------------------- ----------------------------------------------- ----------------------------------------------
                        B.  Proposal to revise the fundamental policy   Shareholders of each Fund voting separately
                        regarding investment concentrations within a    by Fund, EXCEPT the following Funds:
                        particular industry.
                                                                        Hartford Global Communications Fund,
                                                                        Hartford Global Financial Services Fund,
                                                                        Hartford Global Health Fund, and Hartford
                                                                        Global Technology Fund,
----------------------- ----------------------------------------------- ----------------------------------------------
                        C.  Proposal concerning fundamental             Shareholders of the following Funds voting
                        policies regarding investments within           separately by Fund:
                        certain industries.
                                                                        Hartford Global Communications Fund,
                                                                        Hartford Global Financial Services Fund,
                                                                        Hartford Global Health Fund, and
                                                                        Hartford Global Technology Fund
----------------------- ----------------------------------------------- ----------------------------------------------
                        D.  Proposal to revise the fundamental policy   Shareholders of each Fund voting separately
                        regarding the making of loans.                  by Fund.
----------------------- ----------------------------------------------- ----------------------------------------------
                        E.  Proposal to revise the fundamental policy   Shareholders of each Fund voting separately
                        regarding the underwriting of securities.       by Fund.
----------------------- ----------------------------------------------- ----------------------------------------------
                        F.  Proposal to revise the fundamental policy   Shareholders of each Fund voting separately
                        regarding investments in real estate or         by Fund.
                        interests therein.
----------------------- ----------------------------------------------- ----------------------------------------------
                        G.  Proposal to revise the fundamental policy   Shareholders of each Fund voting separately
                        regarding purchases and sales of commodities    by Fund.
                        and commodities contracts.
----------------------- ----------------------------------------------- ----------------------------------------------
                        H. Proposal to eliminate the fundamental        Shareholders of each Fund voting separately
                        policy regarding the diversification of         by Fund, EXCEPT the following Funds:
                        investments.
                                                                        Hartford Global Communications Fund,
                                                                        Hartford Global Financial Services Fund,
                                                                        Hartford Global Health Fund, Hartford Global
                                                                        Technology Fund, and Hartford Focus Fund
----------------------- ----------------------------------------------- ----------------------------------------------

PROPOSAL I: ELECTION OF BOARD OF DIRECTORS

      The Board of Directors of the Company has fixed the number of Directors at nine and is recommending that shareholders approve the election of nine nominees for Director. Of these, seven currently serve as Directors: Winifred Ellen Coleman, Duane E. Hill, William Atchison O'Neill, Millard Handley Pryor, Jr., John Kelley Springer, Lowndes Andrew Smith, and David M. Znamierowski. The other two nominees are currently Directors of other Hartford-affiliated mutual funds. They are Phillip O. Peterson and Robert M. Gavin.

      The Nominating Committee of the Board of Directors reviewed and approved the nomination of each nominee. The Board of Directors, in turn, approved the nominations and is recommending that shareholders vote in favor of each nominee.

      Biographical data for each of the nominees is set forth below, together with information concerning the current officers of the Company. If elected, each Director will serve until his or her successor is elected and qualifies.

      The mailing address for each nominee for election as a director is: c/o Secretary, The Hartford Mutual Funds, Inc. 55 Farmington Avenue, Hartford, CT 06105.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                               POSITION     TERM OF                                                IN FUND         OTHER
                                 HELD     OFFICE* AND  PRINCIPAL OCCUPATION(S) DURING LAST 5      COMPLEX       DIRECTORSHIPS
                              WITH THE     LENGTH OF                    YEARS                    OVERSEEN BY       HELD BY
 NAME, AGE AND ADDRESS         COMPANY    TIME SERVED                                             DIRECTOR         DIRECTOR
----------------------------- ----------- ------------- --------------------------------------- -------------- -----------------
WINIFRED ELLEN COLEMAN        Director    Since 1996    Ms. Coleman has served as President          48              N/A
(age 69)                                                of Saint Joseph College since 1991
                                                        and President of Cashel House, Ltd.
                                                        (retail) since 1985.








DR. ROBERT M. GAVIN           N/A         New Nominee   Mr. Gavin is an educational                  24              N/A
(age 61)                                                consultant; prior to September 1,
                                                        2001, he was President of Cranbrook
                                                        Education Community and prior to
                                                        July, 1996 he was President of
                                                        Macalester College, St. Paul, MN.


DUANE E. HILL                 Director    Since 2001    Mr. Hill is Partner Emeritus and a           48              N/A
(age 56)                                                founding partner of TSG Capital
                                                        Group, a private equity investment
                                                        firm that serves as sponsor and lead
                                                        investor in leveraged buyouts of
                                                        middle market companies. Mr. Hill is
                                                        also a Partner of TSG Ventures L.P.,
                                                        a private equity investment company
                                                        that invests primarily in
                                                        minority-owned small businesses.  Mr.
                                                        Hill currently serves as Chairman of
                                                        the City of Stamford, CT Planning
                                                        Board

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                               POSITION     TERM OF                                                IN FUND         OTHER
                                 HELD     OFFICE* AND  PRINCIPAL OCCUPATION(S) DURING LAST 5      COMPLEX       DIRECTORSHIPS
                              WITH THE     LENGTH OF                    YEARS                    OVERSEEN BY       HELD BY
 NAME, AGE AND ADDRESS         COMPANY    TIME SERVED                                             DIRECTOR         DIRECTOR
----------------------------- ----------- ------------- --------------------------------------- -------------- -----------------
                                                        and a director of the Stamford
                                                        Cultural Development Corporation.

WILLIAM ATCHISON O'NEILL      Director    Since 1996    The Honorable William A. O'Neill             48              N/A
(age 71)                                                served as Governor of the State of
                                                        Connecticut from 1980 until 1991. He
                                                        is presently retired.

PHILLIP O. PETERSON           N/A         New  Nominee  Mr. Peterson is a mutual fund                24              N/A
(age 57)                                                industry consultant; he was a Partner
                                                        of KPMG LLP, through June, 1999.

MILLARD HANDLEY               Director    Since 1996    Mr. Pryor has served as Managing             48        Mr. Pryor is a
PRYOR, JR.                                              Director of Pryor & Clark Company                      Director of
(age 68)                                                (real estate investment), Hartford,                    Corcap, Inc.
                                                        Connecticut, since June, 1992.                         (inactive
                                                                                                               corporation),
                                                                                                               Infodata
                                                                                                               Systems, Inc.
                                                                                                               (software
                                                                                                               company) and
                                                                                                               CompuDyne
                                                                                                               Corporation
                                                                                                               (security
                                                                                                               products  and
                                                                                                               services).

JOHN KELLEY SPRINGER          Director    Since 1996    Mr. Springer recently served as              48        N/A
(age 70)                                                Chairman of MedSpan, Inc. (health
                                                        maintenance organization).  He
                                                        retired from MedSpan, Inc. in March,
                                                        2002.


NOMINEES FOR ELECTION AS INTERESTED DIRECTORS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                               POSITION     TERM OF                                                IN FUND         OTHER
                                 HELD     OFFICE* AND  PRINCIPAL OCCUPATION(S) DURING LAST 5      COMPLEX       DIRECTORSHIPS
                              WITH THE     LENGTH OF                    YEARS                    OVERSEEN BY       HELD BY
 NAME, AGE AND ADDRESS         COMPANY    TIME SERVED                                             DIRECTOR         DIRECTOR
----------------------------- ----------- ------------- --------------------------------------- -------------- -----------------
 LOWNDES                       Director    Since 1996      Mr. Smith served as Vice Chairman           48             N/A
 ANDREW SMITH**                                            of Hartford Financial Services
 (age 62)                                                  Group, Inc. from February 1997 to
                                                           January 2002, as President and
                                                           Chief Executive Officer of Hartford
                                                           Life, Inc. from February 1997 to
                                                           January 2002, and as President and
                                                           Chief Operating Officer of The
                                                           Hartford Life Insurance Companies
                                                           from January 1989 to January 2002.






 DAVID M. ZNAMIEROWSKI***      President   Since 2001      Mr. Znamierowski currently serves           71             N/A
 (age 41)                      and Director                as President of Hartford Investment
                                                           Management Company ("HIMCO") and
                                                           Senior Vice President, Chief
                                                           Investment Officer and Director of
                                                           Investment Strategy for Hartford
                                                           Life, Inc. Mr. Znamierowski is also
                                                           a Managing Member and Senior Vice
                                                           President of HIFSCO and HL
                                                           Investment Advisors, LLC ("HL
                                                           Advisors"). In addition,
                                                           Mr. Znamierowski is the Group Senior
                                                           Vice President and Chief Investment
                                                           Officer for The Hartford.


* Each Director serves until his or her successor is elected and qualifies. Mr. O'Neill is expected to retire from the Board of Directors in August, 2002.

** Mr. Smith is an "interested" Director due to the positions he held with The Hartford Financial Services Group, Inc. ("The Hartford") until January 2002, and because of his holdings of The Hartford stock

*** Mr. Znamierowski is an "interested" Director due to the positions he holds with HIMCO and its affiliates.

OFFICERS

            ------------------------------------------------------------------------------------------------


                                           POSITION     TERM OF
                                             HELD     OFFICE* AND  PRINCIPAL OCCUPATION(S) DURING LAST 5
                                          WITH THE     LENGTH OF                    YEARS
             NAME, AGE AND ADDRESS         COMPANY    TIME SERVED
            ----------------------------- ----------- ------------- ---------------------------------------
            KEVIN J. CARR                 Vice          Since 1996    Mr. Carr has served as Assistant
            (age 47)                      President                   General Counsel since 1999, Counsel
            55 Farmington Avenue          and                         since November 1996 and Associate
            Hartford, CT 06105            Secretary                   Counsel since November 1995, of The
                                                                      Hartford.

            CHRISTOPHER JAMES COSTA       Assistant     Since 1997    Mr. Costa has served as the Tax
            (age 37)                      Secretary                   Manager of The Hartford-Sponsored
            P.O. Box 2999                                             Mutual Funds since July 1996.
            Hartford, CT 06104-2999                                   Formerly he served as the Tax
                                                                      Manager and Assistant Treasurer of
                                                                      The Phoenix Mutual Funds from
                                                                      June 1994 to June 1996 and as a
                                                                      Tax Consultant with Arthur
                                                                      Andersen LLP from September
                                                                      1990 to June 1994.

            TAMARA L. FAGELY              Vice          Since 2002    Ms. Fagely has been Vice President
            (age 43)                      President,                  of HASCO since 1998.  Prior to
            500 Bielenberg Drive          Controller                  1998, she was Second Vice President
            Woodbury, MN 55125            and                         of HASCO.  She also has served as
                                          Treasurer                   Assistant Vice President of
                                                                      Hartford Life Insurance Company
                                                                      since December 2001.

            BRUCE FERRIS                  Vice          Since 2002    Mr. Ferris serves as Vice President
           (age 46)                       President                   and a director of sales and
           P.O Box 2999                                                           marketing in the Investment
           Hartford, CT 06104-2999                                    Products Division of Hartford Life
                                                                      Insurance Company.

            GEORGE RICHARD JAY            Vice          Since 1996    Mr. Jay has served as Secretary and
            (age 50)                      President                   Director, Life and Equity
            P.O. Box 2999                                             Accounting and Financial Control,
            Hartford, CT 06104-2999                                   of Hartford Life Insurance Company
                                                                      since 1987.

            RYAN JOHNSON                  Vice          Since 2002    Mr. Johnson has served as Vice
            (age 41)                      President                   President and a director of sales
            P.O. Box 2999                                             and marketing in the Investment
            Hartford, CT 06104-2999                                   Products Division of Hartford Life
                                                                      Insurance Company since 1999.
                                                                      Previously he was with Guardian
                                                                      Insurance Company in New York, New
                                                                      York.

OFFICERS

         -----------------------------------------------------------------------------------------------


                                        POSITION     TERM OF
                                          HELD     OFFICE* AND  PRINCIPAL OCCUPATION(S) DURING LAST 5
                                       WITH THE     LENGTH OF                    YEARS
          NAME, AGE AND ADDRESS         COMPANY    TIME SERVED
         ----------------------------- ----------- ------------- ---------------------------------------
         STEPHEN T. JOYCE              Vice          Since 2000    Mr. Joyce currently serves as
         (age 42)                      President                   Senior Vice President and director
         P.O. Box 2999                                             of investment products management
         Hartford, CT 06104-2999                                   for Hartford Life Insurance
                                                                   Company. Previously he served as
                                                                   Vice President (1997-1999) and
                                                                   Assistant Vice President
                                                                   (1994-1997) of Hartford Life
                                                                   Insurance Company.

         DAVID N. LEVENSON             Vice          Since 2000    Mr. Levenson serves as Senior Vice
         (age 35)                      President                   President of Hartford Life
         P.O. Box 2999                                             Insurance Company and is
         Hartford, CT 06104-2999                                   responsible for the Company's
                                                                   mutual funds line of business and
                                                                   its corporate retirement plans line
                                                                   of business. Mr. Levenson joined
                                                                   The Hartford in 1995. Mr. Levenson
                                                                   is also a senior vice president of
                                                                   HIFSCO.

         THOMAS MICHAEL MARRA          Vice          Since 1996    Mr. Marra is President and Chief
         (age 43)                      President                   Operating Officer of Hartford Life,
         P.O. Box 2999                                             Inc. He is also a member of the
         Hartford, CT 06104-2999                                   Board of Directors and a member of
                                                                   the Office of the Chairman for The
                                                                   Hartford, the parent company of
                                                                   Hartford Life.  Named President of
                                                                   Hartford Life in 2001 and COO in
                                                                   2000, Mr. Marra served as Executive
                                                                   Vice President and Director of
                                                                   Hartford Life's Investment Products
                                                                   Division from 1998 to 2000.  He was
                                                                   head of the company's Individual
                                                                   Life and Annuities Division from
                                                                   1994 to 1998 after being promoted
                                                                   and to Executive Vice President in
                                                                   1996. From 1990 to 1994, Mr. Marra
                                                                   was Vice President and Director of
                                                                   Individual Annuities. Mr. Marra is
                                                                   also a Managing Member and
                                                                   Executive Vice President of HIFSCO
                                                                   and HL Advisors.

OFFICERS

         -----------------------------------------------------------------------------------------------


                                        POSITION     TERM OF
                                          HELD     OFFICE* AND  PRINCIPAL OCCUPATION(S) DURING LAST 5
                                       WITH THE     LENGTH OF                    YEARS
          NAME, AGE AND ADDRESS         COMPANY    TIME SERVED
         ----------------------------- ----------- ------------- ---------------------------------------
         JOHN C. WALTERS               Vice          Since 2000    Mr. Walters serves as Executive
         (age 39)                      President                   Vice President and Director of the
         P.O. Box 2999                                             Investment Products Division of
         Hartford, CT 06104-2999                                   Hartford Life Insurance Company.
                                                                   Previously Mr. Walters was with
                                                                   First Union Securities until
                                                                   [date].  Mr. Walters is also a
                                                                   Managing Member and Executive Vice
                                                                   President of HIFSCO and HL Advisors.

         DAVID M. ZNAMIEROWSKI         President     Since 1999    See biographical information under
         (age 41)                      and Director                "Nominees for Election as
         55 Farmington Avenue                                      Interested Directors" above.
         Hartford, CT 06105



* Each officer serves until his or her successor is elected and qualifies.

      CERTAIN INFORMATION REGARDING DIRECTORS AND OFFICERS. Messrs. Peterson and Gavin are also directors of Fortis Securities, Inc., a closed-end registered investment company, Hartford HLS Series Fund II, Inc., an open-end registered investment company, and The Hartford Mutual Funds II, Inc., an open-end registered investment company. All other non-interested directors of the Company are non-interested directors of 13 other registered investment companies in the fund complex. David Znamierowski is a director of the 16 other registered investment companies in the fund complex. All of the officers of the Company, except Christopher Costa, are also officers of the 16 other registered investment companies in the fund complex. Lowndes Smith, as a director, and Christopher Costa, as an officer, serve in these same capacities with 13 other registered investment companies in the fund complex.

      The Company's Charter does not provide for the annual election of directors unless specifically required by the 1940 Act or Maryland law. However, in accordance with the 1940 Act, (i) the Company will hold a shareholders' meeting for the election of directors at such time as less than a majority of the directors holding office has been elected by the shareholders and (ii) a vacancy among the directors may be filled by the remaining directors only if, immediately after such vacancy is filled, at least two-thirds of the directors holding office shall have been elected by the shareholders.

      The full Board of Directors met _______ times during the fiscal year ended October 31, 2001. During such fiscal year, each incumbent director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of which he was a member that were held while he was serving on the Board of Directors or on such committee.

      STANDING COMMITTEES. The board of directors has established an Audit Committee and a Nominating Committee for the Company. Each Committee is made up of those directors who are not "interested persons" of the Company. The Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversees the quality and objectivity of the Funds' financial statements and the independent audit thereof, and (iii) acts as a liaison between the Funds' independent auditors and the full board of directors. The Nominating Committee screens and selects candidates to the Board of Directors. Any recommendations for nominees should be directed to the Secretary of The Hartford Mutual Funds, Inc., who will then forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Audit Committee and Nominating Committee met two times and one time, respectively, during the fiscal year ended October 31, 2001.

      If the nominees to the Board of Directors are elected, the composition of the Company's standing committees will change.

      HOLDINGS AND REMUNERATION OF DIRECTORS. The following table discloses the dollar range of equity securities beneficially owned by each director or nominee
(i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies as the Company.

                                     TABLE 3

                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                            SECURITIES IN ALL REGISTERED
                                                                                          INVESTMENT COMPANIES OVERSEEN BY
                                                                                          DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR OR NOMINEE      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                        COMPANIES

Winifred Ellen Coleman           $1-$10,000 - The Hartford Small Company Fund
                                 $1-$10,000 - The Hartford Global Leaders Fund
                                 $1-$10,000 - The Hartford MidCap Fund
                                 $10,001-$50,000 - The Hartford International
                                 Opportunities Fund
                                 $10,001-$50,000 - The Hartford Advisers Fund
                                 $10,001-$50,000 - The Hartford Stock Fund                           Over $100,000
                                 $10,001-$50,000 - The Hartford Dividend and
                                 Growth Fund
                                 $50,001-$100,000 - The Hartford Capital
                                 Appreciation Fund

William Atchison O'Neill         $10,001-$50,000 - The Hartford Bond Income Strategy               $10,001-$50,000
                                 Fund

Millard Handley Pryor, Jr.       $50,001-$100,000 - The Hartford Stock Fund                       $50,001-$100,000

Lowndes Andrew Smith             $1-$10,000 - The Hartford International Opportunities
                                 Fund
                                 $10,001-$50,000 - The Hartford MidCap Fund
                                 $10,001-$50,000 - The Hartford Global Technology Fund
                                 $10,001-$50,000 - The Hartford Global Leaders Fund
                                 $50,001-$100,000 - The Hartford Focus Fund
                                 $50,001-$100,000 - The Hartford Global Health Fund
                                 $50,001-$100,000 - The Hartford Small Company Fund                 Over $100,000
                                 Over $100,000 - The Hartford Capital Appreciation Fund
                                 Over $100,000 - The Hartford High Yield Fund
                                 Over $100,000 - The Hartford Advisers Fund

John Kelley Springer             $1-$10,000 - The Hartford Global Health Fund                      $10,001-$50,000
                                 $1,001-$10,000 - The Hartford Stock Fund
                                 $10,001-$50,000 - The Hartford Advisers Fund
                                 $10,001-$50,000 - The Hartford Dividend and Growth Fund

David Mark Znamierowski          $10,001-$50,000 - The Hartford High Yield Fund                    $10,001-$50,000

* The valuation date for purposes of this Table 3 is May 7, 2002.

      The Company does not pay salaries or compensation to any of its officers or Directors who are employed by The Hartford. The chart below sets forth the compensation paid by the Funds and Fund Complex for the year ended October 31, 2001 to the non-interested Directors who are nominees for reelection.

                                     TABLE 4

--------------------------------------------------------------------------------------------------------------------
                                                   PENSION RETIREMENT                        TOTAL COMPENSATION
                                   AGGREGATE       BENEFITS ACCRUED AS   ESTIMATED ANNUAL    FROM THE FUNDS AND
                                COMPENSATION FROM     PART OF FUND         BENEFITS UPON    FUND COMPLEX PAID TO
 NAME OF PERSON, POSITION           THE FUNDS           EXPENSES             RETIREMENT          DIRECTORS*
--------------------------------------------------------------------------------------------------------------------
Winifred E. Coleman,                $14,800                 $0                   $0                 $74,000
Director

Duane E. Hill,                      $ 2,600                 $0                   $0                 $13,000
Director

William A. O'Neill,                 $14,800                 $0                   $0                 $74,000
Director

Millard H. Pryor, Jr.               $14,800                 $0                   $0                 $74,000
Director

John K. Springer,                   $14,800                 $0                   $0                 $74,000
Director

*As of October 31, 2001, fourteen registered investment companies in the Complex paid compensation to the Directors.

      The sales load for Class A shares of the Company is waived for present and former officers, Directors and employees of the Company, The Hartford, Wellington Management, the transfer agent, and each of their affiliates. This waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.

      The Company's Charter provides that the Company, to the fullest extent permitted or required by Maryland law and the federal securities laws, shall indemnify the Directors and officers of the Company. The Company's Charter, however, does not protect any Director of officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard or such person's duties.

      To the knowledge of the Company, as of May 7, 2002, the officers and Directors of the Company as a group beneficially owned [ ] of the outstanding Class A shares of the International Small Company Fund and owned less than 1% of the outstanding shares of each other Fund.

      RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Directors recommend that the shareholders vote for each nominee. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of Directors. Shares of all Funds shall vote as a single class for the Directors. Shareholders have no cumulative voting rights. Abstentions and broker non-votes will have no effect on the election of Directors.

PROPOSAL II:  CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

      As described in the following proposals, HIFSCO has recommended to the Board of Directors, and the Board of Directors is recommending to shareholders, that certain fundamental investment policies of the Funds be adopted, eliminated or revised. The purpose of the proposals is in most cases to modernize the fundamental policies that are required under applicable law. NO CHANGE IN THE FUNDS' INVESTMENT STRATEGIES OR APPROACHES IS EXPECTED AS A RESULT OF THE PROPOSED CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES. The Board of Directors is recommending that shareholders approve each of the proposals.

BACKGROUND

      Each of the Funds has adopted certain "fundamental" investment policies. Fundamental investment policies or restrictions can be changed only by shareholder vote. Some of the Funds' fundamental investment policies were adopted in order to comply with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Others were adopted in the past in response to regulatory, business, or industry requirements or conditions that in many cases no longer prevail. The specific proposals, and HIFSCO's reasons for recommending them, are described below. Many of the proposed new or revised fundamental policies are the same as those that currently apply to, or are expected to be adopted by, other funds in the Hartford Fund Family.

      The effect of implementation of these proposals should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of fundamental policies - some differing from each other by only a few words - across the Hartford Fund Family.

      If shareholders of a Fund do not approve a proposal, the fundamental investment policy in question will remain in effect for that Fund, and the Board of Directors will determine any further appropriate steps to be taken.

PROPOSALS

Note: Appendix A to this Proxy Statement sets out the specific fundamental investment policies proposed to be eliminated or revised, and the text of any proposed revision. The descriptions of the proposed eliminations and/or revisions set out below are qualified in their entirety by reference to Appendix A.


      A.    (i)  REVISION TO THE FUNDAMENTAL POLICY REGARDING ISSUING OF SENIOR
                 SECURITIES.

            (ii) REVISION TO THE FUNDAMENTAL POLICY REGARDING THE BORROWING OF
                 MONEY.

      If this proposal is approved by the shareholders of a Fund, each Fund's fundamental policy regarding the borrowing of money and issuing of senior securities will be combined to read as follows:

      The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

      With respect to restrictions on the issuing of senior securities and the borrowing of money, the Funds may be classified into two groups, Group A and Group B.

        Group A                                Group B

   Global Health Fund                   Global Communications Fund
   Global Technology Fund               Global Financial Services Fund
   Capital Appreciation Fund            Focus Fund
   Dividend and Growth Fund             Value Fund

   Global Leaders Fund                  MidCap Value Fund
   Growth and Income Fund               International Capital Appreciation Fund
   Stock Fund                           International Small Company Fund
   International Opportunities Fund
   MidCap Fund
   Small Company Fund
   Advisers Fund
   High Yield Fund
   Bond Income Strategy Fund
   Money Market Fund


      Each of the Group A Funds is subject to a fundamental policy prohibiting the Fund from (1) issuing senior securities and (2) borrowing money, except from banks and then only if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act.

      Each of the Group B Funds is subject to a fundamental policy prohibiting the Fund from (1) issuing senior securities to the extent such issuance would violate applicable law and (2) borrowing money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) purchase securities on margin to the extent permitted by applicable law and (e) engage in transactions in mortgage dollar rolls which are accounted for as financings.

      The 1940 Act generally permits a mutual fund to borrow money in an amount equal to one-third of its total assets, including the amount borrowed. This proposal is recommended to clarify that each Fund has the ability to borrow money to the full extent consistent with law or regulatory interpretation. The proposal would eliminate the distinction between Group A and Group B Funds.

      The proposed policy would permit a Fund to borrow money for the purpose of investing in additional securities. This practice, known as "leverage," would increase a Fund's market exposure and its risk. When a Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The Fund would also incur interest expense on borrowed money. The extent to which a Fund borrows money and the amount it may borrow depends, in part, on market conditions and interest rates. Successful use of leverage would depend on the investment adviser's ability to predict market movements correctly.

      Each of the Funds is currently subject to a non-fundamental investment restriction prohibiting it from purchasing any security on margin (except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). That policy does not apply to margin arrangements in connection with futures contracts or related options. In addition, each Fund is subject to a non-fundamental policy prohibiting it from purchasing securities while outstanding borrowings exceed 5% of its total assets. Although these policies may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to the non-fundamental investment restrictions of the Funds.

      If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

      B. REVISION TO THE FUNDAMENTAL POLICY REGARDING INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.

      (Not applicable to Hartford Global Communications Fund, Hartford Global Financial Services Fund, Hartford Global Health Fund or Hartford Global Technology Fund.)

      Each Fund, with the exception of the Funds listed above, is subject to a fundamental policy providing that the Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. The fundamental policy states that this limitation does not apply to investments in U.S. government securities. If this proposal is approved by the shareholders of a Fund, the fundamental policy relating to the concentration of investments will be amended and restated as follows:

            The Fund will not concentrate its investments in a particular industry, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

      The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

      A Fund that concentrates its investments in a particular industry or industries could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experiences adverse changes, and it may be more volatile that one whose investments are more broadly distributed among industries.

      C. PROPOSAL CONCERNING FUNDAMENTAL POLICIES REGARDING INVESTMENTS WITHIN CERTAIN INDUSTRIES.

      (Applicable only to Hartford Global Communications Fund, Hartford Global Financial Services Fund, Hartford Global Health Fund and Hartford Global Technology Fund (for the purposes of this subsection, collectively the "Funds" and each a "Fund")).

      Each of the Funds listed above focuses its investments in a particular industry sector. The Funds have adopted the following policies:

            The Hartford Global Communications Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media.

            The Hartford Global Financial Services Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance.

            The Hartford Global Health Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals, medical products, and health services.

            The Hartford Global Technology Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: computers and computer equipment, software and computer services, electronics, and communication equipment.

      The Funds are proposing to clarify that each of these policies is fundamental so that they may not be changed without a vote of shareholders of the affected Funds. Except as shown below, the terms of the policies will not change. The only other change effected in connection with this proposal will be to require shareholder approval to amend or eliminate the policy.

      It is also proposed that those policies for the Global Health Fund and Global Technology Fund be modified to reflect more precisely industry groupings. The modified policies would read as follows:

            The Hartford Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals AND BIOTECHNOLOGY, medical products, and health services.

            The Hartford Global Technology Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: TECHNOLOGY HARDWARE AND equipment, software and computer services, COMMERCIAL SERVICES AND SUPPLIES, electronics, and communication equipment.


      D.    REVISION TO THE FUNDAMENTAL POLICY REGARDING THE MAKING OF LOANS.

      Each Fund has a fundamental investment restriction prohibiting it from making loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of cash or securities as permitted by applicable law. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding loans will be amended and restated as follows:

            The Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

      The proposed fundamental policy provides increased flexibility with respect to loans, as it imposes no limitations on such lending other than those imposed by the 1940 Act and applicable regulation. The proposal is intended to standardize the fundamental policies among the Hartford Fund Family and to maximize the ability of a Fund to respond to regulatory changes.

      When a Fund makes a loan, it takes the risk that the person or entity to which it makes the loan will be unable or unwilling to repay the loan. Any such failure to repay a loan or any delay in repaying a loan would likely result in a loss to the Fund. When a Fund lends its portfolio securities to another party, the Fund has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral and involve some risk to the Fund if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, the Fund may encounter a delay in recovery of or even a loss of rights in the collateral.

      If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

      E. REVISION TO THE FUNDAMENTAL POLICY REGARDING THE UNDERWRITING OF SECURITIES.

      Each Fund has a fundamental investment restriction prohibiting it from underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting. If the shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding underwriting will be amended and restated as follows:

            The Fund will not act as an underwriter of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable laws.

      The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

      F. REVISION TO THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.

      Each Fund has a fundamental investment restriction prohibiting it from purchasing or selling real estate, except that it may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein, (e.g., real estate investment trusts) (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) invest in real estate limited partnerships. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding investments in real estate and interests therein will be amended and restated as follows:

            The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

      The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

      To the extent a Fund holds real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of the real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the cost of obtaining financing, which may result in a decrease in the value of such investments. In addition, in order to enforce its rights in the event of a default of these securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase a Fund's operating expenses and adversely affect a Fund's net asset value. Moreover, direct investments in real estate as well as certain real estate-related investments are considered "illiquid" and are subject to the risks associated with illiquid assets. These risks include the possibility that a Fund may be unable to dispose of the asset at a time when it may be advantageous to do so and that the asset may be worth less than the price at which a Fund values it for the purpose of determining net asset value.

      G. REVISION TO THE FUNDAMENTAL POLICY REGARDING PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.

      Each Fund is subject to a fundamental policy providing that the Fund will not invest in commodities or commodity contracts, except that it may invest in currency and financial instruments and contracts that are commodities or commodity contracts. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental policy relating to investments in commodities or commodities contracts will be amended and restated to read as follows:

            The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

      The proposed policy is recommended to standardize the fundamental policies across the Hartford Fund Family and to provide the Funds with maximum investment flexibility permitted by applicable law. None of the Funds intends to change its current practices with respect to investment in commodities.

     Each of the Funds is subject to a non-fundamental investment restriction prohibiting it from entering into a stock index futures contract, or acquiring related options, if initial margin deposits on the open futures position, plus the sum of premium payments for all unexpired options on stock index futures contracts, would exceed 5% of the Fund's total assets. Although this policy may be changed or eliminated by the Board of Directors of any Corporation without shareholder approval, the Boards of Directors of the Corporations have no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to the non-fundamental investment restrictions of the Funds.

      The use by a Fund of financial futures contracts and other financial instruments entails certain risks, including the risk that the Fund's investment adviser may be unable to forecast market and currency exchange rate movements accurately. Should markets or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the financial instruments or may realize losses and thus be in a worse position than if such financial instruments had not been used. In addition, the imperfect correlation between movements in the prices or values of financial instruments and movements in the price of any securities or currencies hedged using such instruments or used for cover may result in unanticipated losses. A Fund's ability to dispose of or close out its positions in financial instruments will depend on the availability of liquid markets in such instruments. The Fund may be unable to dispose of or close out a financial instrument when it otherwise might, and may be unable to realize a gain or limit a loss.

      H. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING DIVERSIFICATION OF INVESTMENTS.

      (Not applicable to Hartford Global Communications Fund, Hartford Global Financial Services Fund, Hartford Global Health Fund, Hartford Global Technology Fund and Hartford Focus Fund.)

      Each Fund, with the exception of the Funds listed above, is currently subject to a fundamental policy providing that, with respect to 75% of the Fund's total assets, the Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

      The elimination of this fundamental policy is proposed for administrative purposes only and is not intended to change the investment practices of any Fund. The elimination of the policy will not affect the classification of any Fund as a "diversified" investment company under Section 5(b)(1) of the 1940 Act.

      In order to be classified a "diversified" investment company under Section 5(b)(1) of the 1940 Act, an investment company must limit the amount of an issuer's voting securities it holds in accordance with that Section. Each Fund has adopted, as a fundamental policy, the current language of Section 5(b)(1). Although the 1940 Act requires that a fund be classified as either a diversified or a non-diversified fund, it does not require that the diversification requirements be adopted as a fundamental policy. A change in classification as a diversified fund would require approval of a majority of the outstanding shares of a Fund.

      The elimination of the current policy should allow a Fund to remain a diversified investment company despite any future amendments or changes to the definition of "diversified" investment company under Section 5(b)(1), without having to seek shareholder approval. In addition, this change is intended to reduce administrative burdens by eliminating a fundamental policy that is not required and is not expected to apply to other funds in the Hartford Fund Family.

      RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Directors recommend that shareholders vote for each of the foregoing proposals. Approval by a Fund of each of the foregoing proposals requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Abstentions and broker non-votes will have the effect of negative votes on each matter set out in this Proposal II. Approval by the shareholders of any individual Fund of any of the individual items of this Proposal II will be effective regardless of the outcome of shareholder voting for that Fund in connection with Proposal I or any of the other items of this Proposal II.

III.  MISCELLANEOUS

      SHARE OWNERSHIP INFORMATION. To the knowledge of the Company, as of May 7, 2002, no person owned of record or beneficially more than 5% of the outstanding shares of any class of any Fund, other than the following:


                                           Class A  Class B  Class C  Class Y
                                           -------  -------  -------  -------

 GLOBAL COMMUNICATIONS FUND
 --------------------------
 HL Investment Advisors
 Hartford, CT

 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Raymond James & Associates, Inc.
 For the Sole Benefit of Its Customers
 St. Petersburg, FL


 GLOBAL FINANCIAL SERVICES FUND
 ------------------------------
 HL Investment Advisors
 Hartford, CT

 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO


 GLOBAL HEALTH FUND
 ------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Wellington Retirement and Pension Plan
 For the Sole Benefit of Its Customers
 Boston, MA

 GLOBAL TECHNOLOGY FUND
 ----------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 HL Investment Advisors
 Hartford, CT

 INTERNATIONAL SMALL COMPANY FUND
---------------------------------
 HL Investment Advisors
 Hartford, CT

 A. G. Edwards & Sons
 For the Sole Benefit of Its Customers
 St. Louis, MO

                                           Class A  Class B  Class C  Class Y
                                           -------  -------  -------  -------
 Clare Villari
 Newton, MA

 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 First Clearing Corporation
 For the Sole Benefit of Its Customers
 Big Stone Gap, VA

 Dain Rauscher Inc.
 For the Sole Benefits of Its Customers
 Glendale, WI

 Wellington Management Company
 For the Sole Benefit of Its Customers
 Boston, MA


 INTERNATIONAL CAPITAL APPRECIATION FUND
 ---------------------------------------
 HL Investment Advisors
 Hartford, CT

 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 A. G. Edwards & Sons
 For the Sole Benefit of Its Customers
 St. Louis, MO

 Margueritte J. Dowlen TTEE
 UA Dtd 65/29/97
 Margueritte J. Dowlen Rev. Trust
 DeSoto, TX

 Wisconsin Radiology Specialist
 SC 401K PL & TR DTD 9/1/00
 Whitefish Bay, WI

 RBC Dain Rauscher
 Edmund Tang TTEE
 Wanda Tang TTEE
 Tang Family Revocable Trust
 Peoria, AZ


 INTERNATIONAL OPPORTUNITIES FUND
 --------------------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

                                           Class A  Class B  Class C  Class Y
                                           -------  -------  -------  -------

 Saxon & Company
 Philadelphia, PA

 Hartford Life Insurance Company
 Simsbury, CT

 GLOBAL LEADERS FUND
 -------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 HL Investment Advisors
 Hartford, CT

 FOCUS FUND
 ----------
 HL Investment Advisors
 Hartford, CT

 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Wellington Management Company
 For the Sole Benefit of Its Customers
 Boston, MA

 SMALL COMPANY FUND
 ------------------
 Edward D.  Jones & Co.
 For the S ole Benefit of Its Customers
 Maryland Heights, MO
 Hartford Life Insurance Company
 Simsbury, CT

 Saxon & Company
 Philadelphia, PA

 Greater Orlando Aviation Authority
 FBO Employees of Greater Orlando Aviation Authority
 Orlando, FL

 CAPITAL APPRECIATION FUND
 -------------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Greater Orlando Aviation Authority
 FBO Employees of Greater Orlando Aviation Authority
 Orlando, FL

                                           Class A  Class B  Class C  Class Y
                                           -------  -------  -------  -------

 MIDCAP VALUE FUND
 -----------------

 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 HL Investment Advisors
 Hartford, CT


 MIDCAP FUND
 -----------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Hartford Life Insurance Company
 Simsbury, CT

 STOCK FUND
 ----------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Greater Orlando Aviation Authority
 FBO Employees of Greater Orlando Aviation Authority
 Orlando, FL

 Saxon & Company
 Philadelphia, PA


 GROWTH AND INCOME FUND
 ----------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 HL Investment Advisors
 Hartford, CT

 VALUE FUND
 ----------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

                                           Class A  Class B  Class C  Class Y
                                           -------  -------  -------  -------

 HL Investment Advisors
 Hartford, CT

 DIVIDEND AND GROWTH FUND
 ------------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Hartford Life Insurance Company
 Simsbury, CT

 Saxon & Company
 Philadelphia, PA

 Wellington Retirement and Pension Plan
 For the Sole Benefit of Its Customers
 Boston, MA


 ADVISERS FUND
 -------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Saxon & Company
 Philadelphia, PA

 Wellington Management Company
 For the Sole Benefit of Its Customers
 Boston, MA

 HIGH YIELD FUND
 ---------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 HL Investment Advisors
 Hartford, CT

 BOND INCOME STRATEGY FUND
 -------------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Saxon & Company
 Philadelphia. PA

 Hartford Life Insurance Company
 Simsbury, CT

                                           Class A  Class B  Class C  Class Y
                                           -------  -------  -------  -------

 MONEY MARKET FUND
 -----------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Greater Orlando Aviation Authority
 FBO Employees of Greater Orlando Aviation Authority
 Orlando, FL


      QUORUM. The presence, either in person or by proxy, of shareholders owning a majority of shares of all Funds entitled to vote at the Meeting shall constitute a quorum.

      OTHER BUSINESS. The Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Board of Directors' intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy card.

      SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, the Board of Directors of the Company and employees of HIFSCO or its affiliates may solicit proxies in person or by telephone. The Funds have also
retained [           ] to aid in the solicitation of proxies. The costs of
retaining [     ] and other expenses incurred in connection with the
solicitation of proxies, other than expenses in connection with solicitation by the employees of HIFSCO, will be borne by the Funds. The anticipated cost
associated with the solicitation of proxies by [       ] is $[        ].

      ADJOURNMENT. In the event a quorum is not obtained or that sufficient votes in favor of the proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on any proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the proposal as they deem advisable. Provided that there is a quorum, a shareholder vote may be taken for one or more of the Proposals in this Proxy Statement prior to any adjournment. All Proposals receiving a sufficient number of votes for approval prior to any adjournment shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

      TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Company to act as tellers for the Meeting. The tellers will count the total number of votes cast "FOR" the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

      DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Company's Charter does not provide for annual meetings of shareholders, and the Company does not currently intend to hold such a meeting in 2002. Shareholder proposals for inclusion in the Company's proxy statement for any subsequent meeting must be received by the Company a reasonable period of time prior to any such meeting.

                                   APPENDIX A

      The following tables outline the proposed changes in the fundamental policies for each Fund, stating the current policy and the proposed revised policy.

                       HARTFORD CAPITAL APPRECIATION FUND
                        HARTFORD DIVIDEND AND GROWTH FUND
                          HARTFORD GLOBAL LEADERS FUND
                         HARTFORD GROWTH AND INCOME FUND
                    HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                              HARTFORD MIDCAP FUND
                           HARTFORD SMALL COMPANY FUND
                               HARTFORD STOCK FUND
                             HARTFORD ADVISERS FUND
                       HARTFORD BOND INCOME STRATEGY FUND
                            HARTFORD HIGH YIELD FUND
                           HARTFORD MONEY MARKET FUND

------------------------------------- ---------------------------------------- --------------------------------------
              PROPOSAL                            CURRENT POLICY                          REVISED POLICY
------------------------------------- ---------------------------------------- --------------------------------------
II.A.(i).  Proposal to revise the     The Fund will not "issue senior          The Fund will not "borrow money or
fundamental policy regarding the      securities."                             issue any class of senior
issuing of senior securities.                                                  securities, except to the extent
                                                                               consistent with the Investment Company
                                                                               Act of 1940, as amended, and the rules
                                                                               and regulations thereunder, or as
                                                                               may otherwise be permitted from time
                                                                               to time by regulatory authority."
------------------------------------- ---------------------------------------- --------------------------------------
II.A.(ii). Proposal to revise the     The Fund will not "borrow money,         The Fund will not "borrow money or
fundamental policy regarding the      except from banks and then only if       issue any class of senior
borrowing of money.                   immediately after each such borrowing    securities, except to the extent
                                      there is asset coverage of at least      consistent with the Investment
                                      300% as defined in the 1940 Act."        Company Act of 1940, as amended, and
                                                                               the rules and regulations thereunder,
                                                                               or as may otherwise be permitted
                                                                               from time to time by regulatory
                                                                               authority."
------------------------------------- ---------------------------------------- --------------------------------------
II.B.  Proposal to revise the         The Fund will not "invest 25% or more   The  Fund will not "concentrate its
fundamental policy regarding          of its total assets in the securities    investments in a particular
investment concentrations within a    of one or more issuers conducting        industry, except to the extent
particular industry.                  their principal business activities in   consistent with the Investment
                                      the same industry (excluding the U.S.    Company Act of 1940, as amended, and
                                      Government or any of its agencies or     the rules and regulations
                                      instrumentalities)."                     thereunder, or as may otherwise be
                                                                               permitted from time to time by
                                                                               regulatory authority."
------------------------------------- ---------------------------------------- --------------------------------------

                       HARTFORD CAPITAL APPRECIATION FUND
                        HARTFORD DIVIDEND AND GROWTH FUND
                          HARTFORD GLOBAL LEADERS FUND
                         HARTFORD GROWTH AND INCOME FUND
                    HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                              HARTFORD MIDCAP FUND
                           HARTFORD SMALL COMPANY FUND
                               HARTFORD STOCK FUND
                             HARTFORD ADVISERS FUND
                       HARTFORD BOND INCOME STRATEGY FUND
                            HARTFORD HIGH YIELD FUND
                           HARTFORD MONEY MARKET FUND
                                     (CONT.)

------------------------------------- ---------------------------------------- --------------------------------------
              PROPOSAL                            CURRENT POLICY                          REVISED POLICY
------------------------------------- ---------------------------------------- --------------------------------------
II.D.  Proposal to revise the         The Fund will not "make loans, except    The Fund will not "make loans,
fundamental policy regarding the      through (a) the purchase of debt         except to the extent consistent with
making of loans.                      obligations in accordance with the       the Investment Company Act of 1940, as
                                      Fund's investment objective and          amended, and the rules and regulations
                                      policies, (b) repurchase agreements      thereunder, or as may otherwise be
                                      with banks, brokers, dealers and other   permitted from time to time by regulatory
                                      financial institutions, and (c) loans    authority."
                                      of cash or securities as permitted by
                                      applicable law."
------------------------------------- ---------------------------------------- --------------------------------------
II.E.  Proposal to revise the         Each Fund will not "underwrite           Each Fund will not "act as an
fundamental policy regarding          securities issued by others, except to   underwriter of other issuers, except
underwriting securities.              the extent that the sale of portfolio    to the extent that, in connection
                                      securities by the Fund may be deemed     with the disposition of portfolio
                                      to be an underwriting."                  securities, the Fund may be deemed
                                                                               to be an underwriter under
                                                                               applicable laws."
------------------------------------- ---------------------------------------- --------------------------------------
II.F.  Proposal to revise the         Each Fund will not "purchase or sell     Each Fund will not "purchase or sell
fundamental policy regarding          real estate, except that [a Fund] may    real estate unless acquired as a
investments in real estate and        (a) acquire or lease office space for    result of ownership of securities or
interests therein.                    its own use, (b) invest in securities    other instruments, although it may
                                      of issuers that invest in real estate    purchase securities secured by real
                                      or interests therein, (e.g., real        estate or interests therein, or
                                      estate investment trusts) (c) invest     securities issued by companies which
                                      in securities that are secured by real   invest in real estate or interests
                                      estate or interests therein, (d)         therein."
                                      purchase and sell mortgage-related
                                      securities, (e) hold and sell real
                                      estate acquired by the Fund as a
                                      result of the ownership of securities
                                      and (f) invest in real estate limited
                                      partnerships."
------------------------------------- ---------------------------------------- --------------------------------------
II.G.  Proposal to revise the         Each Fund will not "invest in            Each Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity contracts,      commodities or commodities
purchases and sales of commodities    except that the Fund may invest in       contracts, except that the Fund may
and commodities contracts.            currency and financial instruments and   purchase or sell financial futures
                                      contracts that are commodities or        contracts, options on financial
                                      commodity contracts."                    futures contracts, and futures
                                                                               contracts, forward contracts, and
                                                                               options with respect to foreign
                                                                               currencies, and may enter into swap
                                                                               transactions or other financial
                                                                               transactions of any kind."
------------------------------------- ---------------------------------------- --------------------------------------

                       HARTFORD CAPITAL APPRECIATION FUND
                        HARTFORD DIVIDEND AND GROWTH FUND
                          HARTFORD GLOBAL LEADERS FUND
                         HARTFORD GROWTH AND INCOME FUND
                    HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                              HARTFORD MIDCAP FUND
                           HARTFORD SMALL COMPANY FUND
                               HARTFORD STOCK FUND
                             HARTFORD ADVISERS FUND
                       HARTFORD BOND INCOME STRATEGY FUND
                            HARTFORD HIGH YIELD FUND
                           HARTFORD MONEY MARKET FUND
                                     (CONT.)


------------------------------------- ---------------------------------------- --------------------------------------
              PROPOSAL                            CURRENT POLICY                          REVISED POLICY
------------------------------------- ---------------------------------------- --------------------------------------

II.H.  Proposal to eliminate the      "With respect to 75% of a Fund's total   The current policy will be
fundamental policy regarding          assets," each Fund will not "purchase    eliminated.
diversification.                      securities of an issuer (other than
                                      cash, cash items or securities issued
                                      or guaranteed by the U.S. Government,
                                      its agencies, instrumentalities or
                                      authorities), if (a) such purchase
                                      would cause more than 5% of the Fund's
                                      total assets taken at market value to
                                      be invested in the securities of such
                                      issuer; or (b) such purchase would at
                                      the time result in more than 10% of
                                      the outstanding voting securities of
                                      such issuer being held by the Fund."
------------------------------------- ---------------------------------------- --------------------------------------

                               HARTFORD VALUE FUND
                           HARTFORD MIDCAP VALUE FUND
                HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                    HARTFORD INTERNATIONAL SMALL COMPANY FUND

------------------------------------- ----------------------------------- -------------------------------------------
              PROPOSAL                          CURRENT POLICY                          REVISED POLICY
------------------------------------- ----------------------------------- -------------------------------------------
II.A.(I). Proposal to revise the      Each Fund will not "issue senior    Each Fund will not "borrow money or issue
fundamental policy regarding the      securities to the extent such       any class of senior securities, except to
issuing of senior securities.         issuance would violate applicable   the extent consistent with the Investment
                                      law."                               Company Act of 1940, as amended, and the
                                                                          rules and regulations thereunder, or as
                                                                          may otherwise be permitted from time to
                                                                          time by regulatory authority."
------------------------------------- ----------------------------------- -------------------------------------------
II.A.(II). Proposal to revise the     Each Fund will not "borrow money,   Each Fund will not "borrow money or issue
fundamental policy regarding the      except (a) the [ ] Fund may borrow  any class of senior securities, except to
borrowing of money.                   from banks (as defined in the       the extent consistent with the Investment
                                      1940 Act) and through reverse       Company Act of 1940, as amended, and the
                                      repurchase agreements in amounts    rules and regulations thereunder, or as
                                      up to 33.33% of its total assets    may otherwise be permitted from time to
                                      (including the amount borrowed),    time by regulatory authority."
                                      (b) the [] Fund may, to the extent
                                      permitted by applicable law,
                                      borrow up to an additional 5% of
                                      its total assets for temporary
                                      purposes, (c) the [] Fund may obtain
                                      such short-term credits as may be
                                      necessary for the clearance of
                                      purchases and sales of portfolio
                                      securities, (d) the [] Fund may
                                      purchase securities on margin to
                                      the extent permitted by applicable
                                      law and (e) the [] Fund may engage
                                      in transactions in mortgage dollar
                                      rolls which are accounted for as
                                      financings."
------------------------------------- ----------------------------------- -------------------------------------------
II.B.  Proposal to revise             Each Fund will not "invest 25% or   Each Fund will not "concentrate its
fundamental policy regarding          more of its total assets in the     investments in a particular industry,
investment concentrations within a    securities of one or more issuers   except to the extent consistent with the
particular industry.                  conducting their principal          Investment Company Act of 1940, as
                                      business activities in the same     amended, and the rules and regulations
                                      industry (excluding the U.S.        thereunder, or as may otherwise be
                                      Government or any of its agencies   permitted from time to time by regulatory
                                      or instrumentalities)."             authority."
------------------------------------- ----------------------------------- -------------------------------------------

                               HARTFORD VALUE FUND
                           HARTFORD MIDCAP VALUE FUND
                HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                    HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                     (CONT.)

------------------------------------- ----------------------------------- -------------------------------------------
              PROPOSAL                          CURRENT POLICY                          REVISED POLICY
------------------------------------- ----------------------------------- -------------------------------------------
II.D.  Proposal to revise the         Each Fund will not "make loans      The Fund will not "make loans, except to
fundamental policy regarding the      except through (a) the purchase     the extent consistent with the Investment
making of loans.                      of debt obligations in accordance   Company Act of 1940, as amended, and the
                                      with the Fund's investment          rules and regulations thereunder, or as
                                      objective and policies, (b)         may otherwise be permitted from time to
                                      repurchase agreements with banks,   time by regulatory authority."
                                      brokers, dealers and other
                                      financial institutions, and (c)
                                      loans of cash or securities as
                                      permitted by applicable law."
------------------------------------- ----------------------------------- -------------------------------------------
II.E.  Proposal to revise the         The Fund will not "underwrite       The Fund will not "act as an underwriter
fundamental policy regarding          securities issued by others,        of other issuers, except to the extent
underwriting securities.              except to the extent that the       that, in connection with the disposition
                                      sale of portfolio securities by     of portfolio securities, the Fund may be
                                      the Fund may be deemed to be an     deemed to be an underwriter under
                                      underwriting."                      applicable laws."
------------------------------------- ----------------------------------- -------------------------------------------
II.F.  Proposal to revise the         The Fund will not "purchase or      The Fund will not "purchase or sell real
fundamental policy regarding          sell real estate" except that it    estate unless acquired as a result of
investments in real estate and        may "(a) acquire or lease office    ownership of securities or other
interests therein.                    space for its own use, (b) invest   instruments, although it may purchase
                                      in securities of issuers that       securities secured by real estate or
                                      invest in real estate or            interests therein, or securities issued
                                      interests therein, (e.g., real      by companies which invest in real estate
                                      estate investment trusts) (c)       or interests therein."
                                      invest in securities that are
                                      secured by real estate or
                                      interests therein, (d) purchase
                                      and sell mortgage-related
                                      securities, (e) hold and sell real
                                      estate acquired by the Fund as a
                                      result of the ownership of
                                      securities and (f) invest in
                                      real estate limited partnerships"
------------------------------------- ----------------------------------- -------------------------------------------
II.G.  Proposal to revise the         The Fund will not "invest in        The Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity            commodities or commodities contracts,
purchases and sales of commodities    contracts, except that the Fund     except that the Fund may purchase or sell
and commodities contracts.            may invest in currency and          financial futures contracts, options on
                                      financial instruments and           financial futures contracts, and futures
                                      contracts that are commodities or   contracts, forward contracts, and options
                                      commodity contracts."               with respect to foreign currencies, and
                                                                          may enter into swap transactions or other
                                                                          financial transactions of any kind."
------------------------------------- ----------------------------------- -------------------------------------------
II.H.  Proposal to eliminate the      "With respect to 75% of a Fund's    The current policy will be eliminated.
fundamental policy regarding          total assets," each Fund will not
diversification.                      "purchase securities of an issuer
                                      (other than cash, cash items or
                                      securities issued or guaranteed
                                      by the U.S. Government, its
------------------------------------- ----------------------------------- -------------------------------------------

                               HARTFORD VALUE FUND
                           HARTFORD MIDCAP VALUE FUND
                HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                    HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                     (CONT.)

------------------------------------- ----------------------------------- -------------------------------------------
              PROPOSAL                          CURRENT POLICY                          REVISED POLICY
------------------------------------- ----------------------------------- -------------------------------------------
                                      agencies, instrumentalities or
                                      authorities), if (a) such
                                      purchase would cause more than 5%
                                      of the Fund's total assets taken
                                      at market value to be invested in
                                      the securities of such issuer; or (b)
                                      such purchase would at the time result
                                      in more than 10% of the outstanding
                                      voting securities of such issuer being
                                      held by the Fund."
------------------------------------- ----------------------------------- -------------------------------------------

                           HARTFORD GLOBAL HEALTH FUND


------------------------------------- ---------------------------------------- --------------------------------------
              PROPOSAL                            CURRENT POLICY                          REVISED POLICY
------------------------------------- ---------------------------------------- --------------------------------------
II.A.(i).  Proposal to revise the     The Fund will not "issue senior          The Fund will not "borrow money or
fundamental policy regarding the      securities.                              issue any class of senior
issuing of senior securities.                                                  securities, except to the extent
                                                                               consistent with the Investment
                                                                               Company Act of 1940, as amended, and
                                                                               the rules and regulations
                                                                               thereunder, or as may otherwise be
                                                                               permitted from time to time by
                                                                               regulatory authority."
------------------------------------- ---------------------------------------- --------------------------------------
II.A.(ii).  Proposal to revise the    The Fund will not "borrow money,         The Fund will not "borrow money or
fundamental policy regarding the      except from banks and then only if       issue any class of senior
borrowing of money.                   immediately after The such borrowing     securities, except to the extent
                                      there is asset coverage of at least      consistent with the Investment
                                      300% as defined in the 1940 Act."        Company Act of 1940, as amended, and
                                                                               the rules and regulations thereunder,
                                                                               or as may otherwise be permitted
                                                                               from time to time by regulatory
                                                                               authority."
----------------------------------------------------------------------------- --------------------------------------
II.C.  Proposal concerning            The Fund "normally invests at            The Fund will "normally invest at
fundamental policy regarding          least 25% of its total assets, in        least 25% of its total assets, in
investments within certain            the aggregate, in the following          the aggregate, in the following
industries.                           industries: pharmaceuticals,             industries: pharmaceuticals and
                                      medical products, and health             biotechnology, medical products, and
                                      services."                               health services."
------------------------------------- ---------------------------------------- --------------------------------------
II.D.  Proposal to revise the         The Fund will not "make loans, except    The Fund will not "make loans,
fundamental policy regarding the      through (a) the purchase of debt         except to the extent consistent with
making of loans.                      obligations in accordance with the       the Investment Company Act of 1940,
                                      Fund's investment objective and          as amended and the rules and
                                      policies, (b) repurchase agreements      regulations thereunder, or as may
                                      with banks, brokers, dealers and other   otherwise be permitted from time to
                                      financial institutions, and (c) loans    time by regulatory authority.
                                      of cash or securities as permitted by
                                      applicable law."
------------------------------------- ---------------------------------------- --------------------------------------
II.E.  Proposal to revise the         The Fund will not "underwrite            The Fund will not "act as an
fundamental policy regarding          securities issued by others, except to   underwriter of other issuers, except
underwriting securities.              the extent that the sale of portfolio    to the extent that, in connection
                                      securities by the Fund may be deemed     with the disposition of portfolio
                                      to be an underwriting."                  securities, the Fund may be deemed
                                                                               to be an underwriter under
                                                                               applicable laws."
------------------------------------- ---------------------------------------- --------------------------------------

                           HARTFORD GLOBAL HEALTH FUND
                                     (CONT.)

------------------------------------- ---------------------------------------- --------------------------------------
              PROPOSAL                            CURRENT POLICY                          REVISED POLICY
------------------------------------- ---------------------------------------- --------------------------------------
II.F.  Proposal to revise the         The Fund will not "purchase or sell      The Fund will not "purchase or sell
fundamental policy regarding          real estate, except that [a Fund] may    real estate unless acquired as a
investments in real estate and        (a) acquire or lease office space for    result of ownership of securities or
interests therein.                    its own use, (b) invest in securities    other instruments, although it may
                                      of issuers that invest in real estate    purchase securities secured by real
                                      or interests therein, (e.g., real        estate or interests therein, or
                                      estate investment trusts) (c) invest     securities issued by companies which
                                      in securities that are secured by real   invest in real estate or interests
                                      estate or interests therein, (d)         therein."
                                      purchase and sell mortgage-related
                                      securities, (e) hold and sell real
                                      estate acquired by the Fund as a
                                      result of the ownership of securities
                                      and (f) invest in real estate limited
                                      partnerships."
------------------------------------- ---------------------------------------- --------------------------------------
II.G.  Proposal to revise the         The Fund will not "invest in             The Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity contracts,      commodities or commodities
purchases and sales of commodities    except that the Fund may invest in       contracts, except that the Fund may
and commodities contracts.            currency and financial instruments and   purchase or sell financial futures
                                      contracts that are commodities or        contracts, options on financial
                                      commodity contracts."                    futures contracts, and futures
                                                                               contracts, forward contracts, and
                                                                               options with respect to foreign
                                                                               currencies, and may enter into
                                                                               swap transactions or other financial
                                                                               transactions of any kind."
------------------------------------- ---------------------------------------- --------------------------------------

                         HARTFORD GLOBAL TECHNOLOGY FUND

------------------------------------- ---------------------------------------- --------------------------------------
              PROPOSAL                            CURRENT POLICY                          REVISED POLICY
------------------------------------- ---------------------------------------- --------------------------------------
II.A.(i).  Proposal to revise the     The Fund will not "issue senior          The Fund will not "borrow money or
fundamental policy regarding the      securities."                             issue any class of senior
issuing of senior securities.                                                  securities, except to the extent
                                                                               consistent with the Investment
                                                                               Company Act of 1940, as amended, and
                                                                               the rules and regulations
                                                                               thereunder, or as may otherwise be
                                                                               permitted from time to time by
                                                                               regulatory authority."
------------------------------------- ---------------------------------------- --------------------------------------
II.A.(ii).  Proposal to revise the    The Fund will not "borrow money,         The Fund will not "borrow money or
fundamental policy regarding the      except from banks and then only if       issue any class of senior
borrowing of money.                   immediately after The such borrowing     securities, except to the extent
                                      there is asset coverage of at least      consistent with the Investment
                                      300% as defined in the 1940 Act."        Company Act of 1940, as amended, and
                                                                               the rules and regulations thereunder,
                                                                               or as may otherwise be permitted
                                                                               from time to time by regulatory
                                                                               authority."
------------------------------------- ---------------------------------------- --------------------------------------
II.C.  Proposal concerning            The Fund "normally invests at            The Fund will "normally invest at
fundamental policy regarding          least 25% of its total assets, in        least 25% of its total assets, in
investments within certain            the aggregate, in the following          the aggregate, in the following
industries.                           industries: computers and computer       industries: technology hardware and
                                      equipment, software and computer         equipment, software and computer
                                      services, electronics, and               services, electronics, and
                                      communication equipment."                communication equipment."
------------------------------------- ---------------------------------------- --------------------------------------
II.D.  Proposal to revise the         The Fund will not "make loans, except    The Fund will not "make loans,
fundamental policy regarding the      through (a) the purchase of debt         except to the extent consistent with
making of loans.                      obligations in accordance with the       the Investment Company Act of 1940,
                                      Fund's investment objective and          as amended, and the rules and
                                      policies, (b) repurchase agreements      regulations thereunder, or as may
                                      with banks, brokers, dealers and other   otherwise be permitted from time to
                                      financial institutions, and (c) loans    time by regulatory authority.
                                      of cash or securities as permitted by
                                      applicable law."
------------------------------------- ---------------------------------------- --------------------------------------
II.E.  Proposal to revise the         The Fund will not "underwrite            The Fund will not "act as an
fundamental policy regarding          securities issued by others, except      underwriter of other issuers, except
                                      to
------------------------------------- ---------------------------------------- --------------------------------------

                         HARTFORD GLOBAL TECHNOLOGY FUND
                                     (CONT.)

------------------------------------- ---------------------------------------- --------------------------------------
              PROPOSAL                            CURRENT POLICY                          REVISED POLICY
------------------------------------- ---------------------------------------- --------------------------------------
underwriting securities.              the extent that the sale of portfolio    to the extent that, in connection
                                      securities by the Fund may be deemed     with the disposition of portfolio
                                      to be an underwriting."                  securities, the Fund may be deemed
                                                                               to be an underwriter under
                                                                               applicable laws."
------------------------------------- ---------------------------------------- --------------------------------------
II.F.  Proposal to revise the         The Fund will not "purchase or sell      The Fund will not "purchase or sell
fundamental policy regarding          real estate, except that [a Fund] may    real estate unless acquired as a
investments in real estate and        (a) acquire or lease office space for    result of ownership of securities or
interests therein.                    its own use, (b) invest in securities    other instruments, although it may
                                      of issuers that invest in real estate    purchase securities secured by real
                                      or interests therein, (e.g., real        estate or interests therein, or
                                      estate investment trusts) (c) invest     securities issued by companies which
                                      in securities that are secured by real   invest in real estate or interests
                                      estate or interests therein, (d)         therein."
                                      purchase and sell mortgage-related
                                      securities, (e) hold and sell real
                                      estate acquired by the Fund as a
                                      result of the ownership of securities
                                      and (f) invest in real estate limited
                                      partnerships."
------------------------------------- ---------------------------------------- --------------------------------------
II.G.  Proposal to revise the         The Fund will not "invest in             The Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity contracts,      commodities or commodities
purchases and sales of commodities    except that the Fund may invest in       contracts, except that the Fund may
and commodities contracts.            currency and financial instruments and   purchase or sell financial futures
                                      contracts that are commodities or        contracts, options on financial
                                      commodity contracts."                    futures contracts, and futures
                                                                               contracts, forward contracts, and
                                                                               options with respect to foreign
                                                                               currencies, and may enter into
                                                                               swap transactions or other financial
                                                                               transactions of any kind."
------------------------------------- ---------------------------------------- --------------------------------------

                       HARTFORD GLOBAL COMMUNICATIONS FUND

------------------------------------- ----------------------------------- -------------------------------------------
              PROPOSAL                          CURRENT POLICY                          REVISED POLICY
------------------------------------- ----------------------------------- -------------------------------------------
II.A.(i). Proposal to revise the      The Fund will not "issue senior     The Fund will not "borrow money or issue
fundamental policy regarding the      securities to the extent such       any class of senior securities, except to
issuing of senior securities.         issuance would violate applicable   the extent consistent with the Investment
                                      law."                               Company Act of 1940, as amended, and the
                                                                          rules and regulations thereunder, or as
                                                                          may otherwise be permitted from time to
                                                                          time by regulatory authority."
------------------------------------- ----------------------------------- -------------------------------------------
II.A.(ii). Proposal to revise the     The Fund will not "borrow money,    The Fund will not "borrow money or issue
fundamental policy regarding the      except (a) the [] Fund may borrow   any class of senior securities, except to
borrowing of money.                   from banks (as defined in the       the extent consistent with the Investment
                                      1940 Act) and through reverse       Company Act of 1940, as amended, and the
                                      repurchase agreements in amounts    rules and regulations thereunder, or as
                                      up to 33.33% of its total assets    may otherwise be permitted from time to
                                      (including the amount borrowed),    time by regulatory authority."
                                      (b) the [] Fund may, to the extent
                                      permitted by applicable law, borrow
                                      up to an additional 5% of its total
                                      assets for temporary purposes, (c)
                                      the [] Fund may obtain such
                                      short-term credits as may be
                                      necessary for the clearance of
                                      purchases and sales of portfolio
                                      securities, (d) the [] Fund may
                                      purchase securities on margin to
                                      the extent permitted by applicable
                                      law and (e) the [] Fund may engage
                                      in transactions in mortgage dollar
                                      rolls which are accounted for as
                                      financings."
------------------------------------- ----------------------------------- -------------------------------------------
II.C.  Proposal concerning            The Fund normally invests at        The Fund will "normally invest at least
fundamental policy regarding          least 25% of its total assets, in   25% of its total assets, in the
investments within certain            the aggregate, in the following     aggregate, in the following industries:
industries.                           industries: telecommunication       telecommunication services and media."
                                      services and media."
------------------------------------- ----------------------------------- -------------------------------------------

                       HARTFORD GLOBAL COMMUNICATIONS FUND
                                     (CONT.)

------------------------------------- ----------------------------------- -------------------------------------------
              PROPOSAL                          CURRENT POLICY                          REVISED POLICY
------------------------------------- ----------------------------------- -------------------------------------------
II.D.  Proposal to revise the         The Fund will not "underwrite       The Fund will not "act as an underwriter
fundamental policy regarding          securities issued by others,        of other issuers, except to the extent
underwriting securities.              except to the extent that the       that, in connection with the disposition
                                      sale of portfolio securities by     of portfolio securities, the Fund may be
                                      the Fund may be deemed to be an     deemed to be an underwriter under
                                      underwriting."                      applicable laws."
------------------------------------- ----------------------------------- -------------------------------------------
II.E.  Proposal to revise the         The Fund will not "make loans       The Fund will not "make loans, except to
fundamental policy regarding the      except through (a) the purchase     the extent consistent with the Investment
making of loans.                      of debt obligations in accordance   Company Act of 1940, as amended, and the
                                      with the Fund's investment          rules and regulations thereunder, or as
                                      objective and policies, (b)         may otherwise be permitted from time to
                                      repurchase agreements with banks,   time by regulatory authority."
                                      brokers, dealers and other financial
                                      institutions, and (c) loans of cash
                                      or securities as permitted by
                                      applicable law."
------------------------------------- ----------------------------------- -------------------------------------------
II.F.  Proposal to revise the         The Fund will not "purchase or      The Fund will not "purchase or sell real
fundamental policy regarding          sell real estate" except that it    estate unless acquired as a result of
investments in real estate and        may "(a) acquire or lease office    ownership of securities or other
interests therein.                    space for its own use, (b) invest   instruments, although it may purchase
                                      in securities of issuers that       securities secured by real estate or
                                      invest in real estate or            interests therein, or securities issued
                                      interests therein, (e.g., real      by companies which invest in real estate
                                      estate investment trusts) (c)       or interests therein."
                                      invest in securities that are
                                      secured by real estate or interests
                                      therein, (d) purchase and sell
                                      mortgage-related securities, (e)
                                      hold and sell real estate acquired
                                      by the Fund as a result of the
                                      ownership of securities and (f)
                                      invest in real estate limited
                                      partnerships"
------------------------------------- ----------------------------------- -------------------------------------------
II.G.  Proposal to revise the         The Fund will not "invest in        The Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity            commodities or commodities contracts,
purchases and sales of commodities    contracts, except that the Fund     except that the Fund may purchase or sell
and commodities contracts.            may invest in currency and          financial futures contracts, options on
                                      financial instruments and           financial futures contracts, and futures
                                      contracts that are commodities or   contracts, forward contracts, and options
                                      commodity contracts."               with respect to foreign currencies, and
                                                                          may enter into swap transactions or other
                                                                          financial transactions of any kind."
------------------------------------- ----------------------------------- -------------------------------------------

                     HARTFORD GLOBAL FINANCIAL SERVICES FUND

------------------------------------- ----------------------------------- -------------------------------------------
              PROPOSAL                          CURRENT POLICY                          REVISED POLICY
------------------------------------- ----------------------------------- -------------------------------------------
II.A.(i). Proposal to revise the      The Fund will not "issue senior     The Fund will not "borrow money or issue
fundamental policy regarding the      securities to the extent such       any class of senior securities, except to
issuing of senior securities.         issuance would violate applicable   the extent consistent with the Investment
                                      law."                               Company Act of 1940, as amended, and the
                                                                          rules and regulations thereunder, or as
                                                                          may otherwise be permitted from time to
                                                                          time by regulatory authority."
------------------------------------- ----------------------------------- -------------------------------------------
II.A.(ii). Proposal to revise the     The Fund will not "borrow money,    The Fund will not "borrow money or issue
fundamental policy regarding the      except (a) the [] Fund may borrow   any class of senior securities, except to
borrowing of money.                   from banks (as defined in the       the extent consistent with the Investment
                                      1940 Act) and through reverse       Company Act of 1940, as amended, and the
                                      repurchase agreements in amounts    rules and regulations thereunder, or as
                                      up to 33.33% of its total assets    may otherwise be permitted from time to
                                      (including the amount borrowed),    time by regulatory authority."
                                      (b) the [] Fund may, to the extent
                                      permitted by applicable law, borrow
                                      up to an additional 5% of its total
                                      assets for temporary purposes, (c)
                                      the [] Fund may obtain such
                                      short-term credits as may be
                                      necessary for the clearance of
                                      purchases and sales of portfolio
                                      securities, (d) the [] Fund may
                                      purchase securities on margin to the
                                      extent permitted by applicable law
                                      and (e) the [] Fund may engage in
                                      transactions in mortgage dollar
                                      rolls which are accounted for as
                                      financings."
------------------------------------- ----------------------------------- -------------------------------------------
II.C.  Proposal concerning            The Fund "normally invests at       The Fund will "normally invest at
fundamental policy regarding          least 25% of its total assets, in   least 25% of its total assets, in
investments within certain            the aggregate, in the following     the aggregate, in the following
industries.                           industries: banks, diversified      industries: banks, diversified
                                      financials, and insurance."         financials, and insurance."
------------------------------------- ----------------------------------- -------------------------------------------

                       HARTFORD GLOBAL FINANCIAL SERVICES
                                     (CONT.)

------------------------------------- ----------------------------------- -------------------------------------------
              PROPOSAL                          CURRENT POLICY                          REVISED POLICY
------------------------------------- ----------------------------------- -------------------------------------------
II.D.  Proposal to revise the         The Fund will not "underwrite       The Fund will not "act as an underwriter
fundamental policy regarding          securities issued by others,        of other issuers, except to the extent
underwriting securities.              except to the extent that the       that, in connection with the disposition
                                      sale of portfolio securities by     of portfolio securities, the Fund may be
                                      the Fund may be deemed to be an     deemed to be an underwriter under
                                      underwriting."                      applicable laws."
------------------------------------- ----------------------------------- -------------------------------------------
II.E.  Proposal to revise the         The Fund will not "make loans       The Fund will not "make loans, except to
fundamental policy regarding the      except through (a) the purchase     the extent consistent with the Investment
making of loans.                      of debt obligations in accordance   Company Act of 1940, as amended, and the
                                      with the Fund's investment          rules and regulations thereunder, or as
                                      objective and policies, (b)         may otherwise be permitted from time to
                                      repurchase agreements with banks,   time by regulatory authority."
                                      brokers, dealers and other financial
                                      institutions, and (c) loans of cash
                                      or securities as permitted by
                                      applicable law."
------------------------------------- ----------------------------------- -------------------------------------------
II.F.  Proposal to revise the         The Fund will not "purchase or      The Fund will not "purchase or sell real
fundamental policy regarding          sell real estate" except that it    estate unless acquired as a result of
investments in real estate and        may "(a) acquire or lease office    ownership of securities or other
interests therein.                    space for its own use, (b) invest   instruments, although it may purchase
                                      in securities of issuers that       securities secured by real estate or
                                      invest in real estate or            interests therein, or securities issued
                                      interests therein, (e.g., real      by companies which invest in real estate
                                      estate investment trusts) (c)       or interests therein."
                                      invest in securities that are
                                      secured by real estate or interests
                                      therein, (d) purchase and sell
                                      mortgage-related securities, (e)
                                      hold and sell real estate acquired
                                      by the Fund as a result of the
                                      ownership of securities and (f)
                                      invest in real estate limited
                                      partnerships"
------------------------------------- ----------------------------------- -------------------------------------------
II.G.  Proposal to revise the         The Fund will not "invest in        The Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity            commodities or commodities contracts,
purchases and sales of commodities    contracts, except that the Fund     except that the Fund may purchase or sell
and commodities contracts.            may invest in currency and          financial futures contracts, options on
                                      financial instruments and           financial futures contracts, and futures
                                      contracts that are commodities or   contracts, forward contracts, and options
                                      commodity contracts."               with respect to foreign currencies, and
                                                                          may enter into swap transactions or other
                                                                          financial transactions of any kind."
------------------------------------- ----------------------------------- -------------------------------------------

                                   FOCUS FUND

------------------------------------- ----------------------------------- -------------------------------------------
              PROPOSAL                          CURRENT POLICY                          REVISED POLICY
------------------------------------- ----------------------------------- -------------------------------------------
II.A.(i).  Proposal to revise the     The Fund will not "issue senior     The Fund will not "borrow money or issue
fundamental policy regarding the      securities to the extent such       any class of senior securities, except to
issuing of senior securities.         issuance would violate applicable   the extent consistent with the Investment
                                      law."                               Company Act of 1940, as amended, and the
                                                                          rules and regulations thereunder, or as
                                                                          may otherwise be permitted from time to
                                                                          time by regulatory authority."
------------------------------------- ----------------------------------- -------------------------------------------
II.A.(ii). Proposal to revise the     The Fund will not "borrow money,    The Fund will not "borrow money or issue
fundamental policy regarding the      except (a) the [] Fund may borrow   any class of senior securities, except to
borrowing of money.                   from banks (as defined in the       the extent consistent with the Investment
                                      1940 Act) and through reverse       Company Act of 1940, as amended, and the
                                      repurchase agreements in amounts    rules and regulations thereunder, or as
                                      up to 33.33% of its total assets    may otherwise be permitted from time to
                                      (including the amount borrowed),    time by regulatory authority."
                                      (b) the [] Fund may, to the extent
                                      permitted by applicable law, borrow
                                      up to an additional 5% of its total
                                      assets for temporary purposes, (c)
                                      the [] Fund may obtain such
                                      short-term credits as may be
                                      necessary for the clearance of
                                      purchases and sales of portfolio
                                      securities, (d) the [] Fund may
                                      purchase securities on margin to the
                                      extent permitted by applicable law
                                      and (e) the [] Fund may engage in
                                      transactions in mortgage dollar
                                      rolls which are accounted for as
                                      financings."
------------------------------------- ----------------------------------- -------------------------------------------
II.B.  Proposal to revise the         The Fund will not "invest 25% or    The Fund will not "concentrate its
fundamental policy regarding          more of its total assets in the     investments in a particular industry,
investment concentrations within a    securities of one or more issuers   except to the extent consistent with the
particular industry.                  conducting their principal          Investment Company Act of 1940, as
                                      business activities in the same     amended, and the rules and regulations
                                      industry (excluding the U.S.        thereunder, or as may otherwise be
                                      Government or any of its agencies   permitted from time to time by regulatory
                                      or instrumentalities)."             authority."
------------------------------------- ----------------------------------- -------------------------------------------

                                   FOCUS FUND
                                     (CONT.)

------------------------------------- ----------------------------------- -------------------------------------------
              PROPOSAL                          CURRENT POLICY                          REVISED POLICY
------------------------------------- ----------------------------------- -------------------------------------------
II.D.  Proposal to revise the         The Fund will not "make loans       The Fund will not "make loans, except to
fundamental policy regarding the      except through (a) the purchase     the extent consistent with the Investment
making of loans.                      of debt obligations in accordance   Company Act of 1940, as amended, and the
                                      with the Fund's investment          rules and regulations thereunder, or as
                                      objective and policies, (b)         may otherwise be permitted from time to
                                      repurchase agreements with banks,   time by regulatory authority."
                                      brokers, dealers and other financial
                                      institutions, and (c) loans of cash
                                      or securities as permitted by
                                      applicable law."
------------------------------------- ----------------------------------- -------------------------------------------
II.E.  Proposal to revise the         The Fund will not "underwrite       The Fund will not "act as an underwriter
fundamental policy regarding          securities issued by others,        of other issuers, except to the extent
underwriting securities.              except to the extent that the       that, in connection with the disposition
                                      sale of portfolio securities by     of portfolio securities, the Fund may be
                                      the Fund may be deemed to be an     deemed to be an underwriter under
                                      underwriting."                      applicable laws."
------------------------------------- ----------------------------------- -------------------------------------------
II.F.  Proposal to revise the         The Fund will not "purchase or      The Fund will not "purchase or sell real
fundamental policy regarding          sell real estate" except that it    estate unless acquired as a result of
investments in real estate and        may "(a) acquire or lease office    ownership of securities or other
interests therein.                    space for its own use, (b) invest   instruments, although it may purchase
                                      in securities of issuers that       securities secured by real estate or
                                      invest in real estate or            interests therein, or securities issued
                                      interests therein, (e.g., real      by companies which invest in real estate
                                      estate investment trusts) (c)       or interests therein."
                                      invest in securities that are
                                      secured by real estate or interests
                                      therein, (d) purchase and sell
                                      mortgage-related securities, (e)
                                      hold and sell real estate acquired
                                      by the Fund as a result of the
                                      ownership of securities and (f)
                                      invest in real estate limited
                                      partnerships"
------------------------------------- ----------------------------------- -------------------------------------------
II.G.  Proposal to revise the         The Fund will not "invest in        The Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity            commodities or commodities contracts,
purchases and sales of commodities    contracts, except that the Fund     except that the Fund may purchase or sell
and commodities contracts.            may invest in currency and          financial futures contracts, options on
                                      financial instruments and           financial futures contracts, and futures
                                      contracts that are commodities or   contracts, forward contracts, and options
                                      commodity contracts."               with respect to foreign currencies, and
                                                                          may enter into swap transactions or other
                                                                          financial transactions of any kind."
------------------------------------- ----------------------------------- -------------------------------------------

                         THE HARTFORD MUTUAL FUNDS, INC.
                               [Each Fund EXCEPT:
                      Hartford Global Communications Fund,
                     Hartford Global Financial Service Fund,
                    Hartford Global Health Fund, Hartford
                Global Technology Fund and Hartford Focus Fund]

                     PROXY FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely and Kevin J. Carr or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on May 7, 2002, at a Special Shareholders Meeting of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


----------------------------------      ------------------------------------

----------------------------------      ------------------------------------

----------------------------------      ------------------------------------

----------------------------------      ------------------------------------

PLEASE MARK VOTE IN BLUE OR BLACK INK AS IN THIS
EXAMPLE                      [X]


[THE HARTFORD MUTUAL FUNDS, INC. EXCEPT: Hartford Global Communications Fund, Hartford Global Financial Services Fund, Hartford Global Health Fund, Hartford Global Technology Fund and Hartford Focus Fund]


Mark box at right if an address change or comment
has been noted on the reverse side of this card     [ ]


 I.  To elect the following Nominees to the                 WITHHOLD    FOR ALL
     Board of Directors:                          FOR ALL      ALL       EXCEPT

      1) Winifred Ellen Coleman, 2) Dr.             [ ]        [ ]         [ ]
      Robert M. Gavin, 3) Duane E. Hill,
      4) William Atchinson O'Neill,
      5) Phillip O. Peterson, 6) Millard
      Handley Pryor, Jr., 7) Lowndes Andrew
      Smith, 8) John Kelley Springer, and 9)
      David M. Znamierowski.

      To withhold authority to vote for any
      individual nominee mark the box
      "For All Except" and write the nominee's number on the line below.

 -----------------------------

 II.      To approve proposals to eliminate          FOR      AGAINST    ABSTAIN
          or revise certain fundamental
          investment policies of the Funds.

 A.(i).   Proposal to revise the fundamental         [ ]        [ ]         [ ]
          policy regarding the issuing of
          senior securities.

 A.(ii).  Proposal to revise the  fundamental        [ ]        [ ]         [ ]
          policy regarding the borrowing of
          money.

 B.       Proposal to revise the fundamental         [ ]        [ ]         [ ]
          policy regarding investment
          concentrations within a particular
          industry.

 D.       Proposal to revise the fundamental         [ ]        [ ]         [ ]
          policy regarding the making of
          loans.

 E.       Proposal to revise the fundamental         [ ]        [ ]         [ ]
          policy regarding the underwriting
          of securities.

 F.       Proposal to revise the fundamental         [ ]        [ ]         [ ]
          policy regarding investments in
          real estate or interests therein.

 G.       Proposal to revise the fundamental         [ ]        [ ]         [ ]
          policy regarding purchases and
          sales of commodities and
          commodities contracts.

 H.       Proposal to eliminate the                  [ ]        [ ]         [ ]
          fundamental policy regarding the
          diversification of investments.


Date
     -------------------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                         THE HARTFORD MUTUAL FUNDS, INC.

                      Hartford Global Communications Fund,
                     Hartford Global Financial Service Fund,
                    Hartford Global Health Fund, and Hartford
                             Global Technology Fund

                     PROXY FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert Beltz, Scott Plummer, Tamara Fagely and Kevin J. Carr or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on May 7, 2002, at a Special Shareholders Meeting of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?


-----------------------------------         ----------------------------------

-----------------------------------         ----------------------------------

-----------------------------------         ----------------------------------

-----------------------------------         ----------------------------------

PLEASE MARK VOTE IN BLUE OR BLACK INK AS IN THIS
EXAMPLE                     [X]

Hartford Global Communications Fund
Hartford Global Financial Services Fund
Hartford Global Health Fund
Hartford Global Technology Fund


Mark box at right if an address change or comment
has been noted on the reverse side of this card     [ ]


 I.  To elect the following Nominees to the                 WITHHOLD    FOR ALL
     Board of Directors:                          FOR ALL      ALL       EXCEPT

      1) Winifred Ellen Coleman, 2) Dr.             [ ]        [ ]         [ ]
      Robert M. Gavin, 3) Duane E. Hill,
      4) William Atchinson O'Neill,
      5) Phillip O. Peterson, 6) Millard
      Handley Pryor, Jr., 7) Lowndes Andrew
      Smith, 8) John Kelley Springer, and 9)
      David M. Znamierowski.

      To withhold authority to vote for any
      individual nominee mark the box
      "For All Except" and write the nominee's number on the line below.

 -----------------------------

 II.      To approve proposals to eliminate         FOR      AGAINST    ABSTAIN
          or revise certain fundamental
          investment policies of the Funds.

 A.(i).   Proposal to revise the fundamental        [ ]        [ ]        [ ]
          policy regarding the issuing of
          senior securities.

 A.(ii).  Proposal to revise the  fundamental      [ ]        [ ]        [ ]
          policy regarding the borrowing of
          money.

 C.       Proposal concerning fundamental          [ ]        [ ]        [ ]
          policy regarding investments within
          certain industries.

 D.       Proposal to revise the fundamental       [ ]        [ ]        [ ]
          policy regarding the making of
          loans.

 E.       Proposal to revise the fundamental       [ ]        [ ]        [ ]
          policy regarding the underwriting
          of securities.

 F.       Proposal to revise the fundamental       [ ]        [ ]        [ ]
          policy regarding investments in
          real estate or interests therein.

 G.       Proposal to revise the fundamental       [ ]        [ ]        [ ]
          policy regarding purchases and
          sales of commodities and
          commodities contracts.

Date
     -------------------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                         THE HARTFORD MUTUAL FUNDS, INC.

                               Hartford Focus Fund

                     PROXY FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on May 7, 2002, at a Special Shareholders Meeting of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?


-----------------------------------        -------------------------------------


-----------------------------------        -------------------------------------


-----------------------------------        -------------------------------------


-----------------------------------        -------------------------------------

PLEASE MARK VOTE IN BLUE OR BLACK INK AS IN THIS
EXAMPLE                      [X]

Hartford Focus Fund

Mark box at right if an address change or comment has been noted on the reverse side of this card [ ]



      I.   To elect the following Nominees to the Board of                          WITHHOLD     FOR ALL
           Directors:                                                   FOR ALL        ALL        EXCEPT
           1) Winifred Ellen Coleman, 2) Dr. Robert M. Gavin, 3)
           Duane E. Hill, 4) William Atchinson O'Neill, 5) Phillip
           O. Peterson, 6) Millard Handley Pryor, Jr., 7) Lowndes
           Andrew Smith, 8) John Kelley Springer, and 9) David M.
           Znamierowski.

           To withhold authority to vote for any individual nominee mark the box "For All Except" and write the nominee's number on the line below.

      -----------------------------

      II.      To approve proposals to eliminate or revise                FOR       AGAINST      ABSTAIN
               certain fundamental investment policies of the
               Funds.
      A.(i).   Proposal to revise the fundamental policy                  [ ]          [ ]          [ ]
               regarding the issuing of senior securities.

      A.(ii).  Proposal to revise the  fundamental policy                 [ ]          [ ]          [ ]
               regarding the borrowing of money.

      B.       Proposal to revise the fundamental policy                  [ ]          [ ]          [ ]
               regarding investment concentrations within a
               particular industry.

      D.       Proposal to revise the fundamental policy                  [ ]          [ ]          [ ]
               regarding the making of loans.

      E.       Proposal to revise the fundamental policy                  [ ]          [ ]          [ ]
               regarding the underwriting of securities.

      F.       Proposal to revise the fundamental policy                  [ ]          [ ]          [ ]
               regarding investments in real estate or interests
               therein.

      G.       Proposal to revise the fundamental policy                  [ ]          [ ]          [ ]
               regarding purchases and sales of commodities and
               commodities contracts.



Date
     -------------------------------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.